MUTUAL FUND SERIES TRUST

Catalyst/Groesbeck Growth of Income Fund Class A: CGGAX Class C: CGGCX Class I: CGGIX
(the “Fund”)

May 24, 2016

The information in this Supplement amends certain information contained in the Prospectus for the Fund, each dated November 1, 2015.

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The paragraphs contained under the section entitled “Additional Information About the Funds’ Principal Investment Strategies and Related Risks – Principal Investment Strategies – Manager-of-Managers Order” are hereby replaced with the following:

Manager-of-Managers Order (Catalyst Activist Investor Fund, Catalyst Insider Income Fund, Catalyst Intelligent Alternative Fund, Catalyst Hedged Futures Strategy Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/Groesbeck Aggressive Growth Fund, Catalyst/Lyons Hedged Premium Return Fund, Catalyst/Lyons Tactical Allocation Fund, Catalyst Macro Strategy Fund, Catalyst/EquityCompass Buyback Strategy Fund, Catalyst/Princeton Floating Rate Income Fund, Catalyst/Princeton Hedged Income Fund, Catalyst MLP & Infrastructure Fund, Catalyst/Stone Beach Income Opportunity Fund, Catalyst Time Value Trading Fund, Catalyst/Auctos Multi-Strategy Fund, Catalyst IPOx Allocation Fund and Catalyst Hedged Commodity Strategy Fund Only)

The Trust and the Advisor have applied for and obtained an exemptive order (the "Order") from the SEC that would permit the Advisor, with the Trust's Board of Trustees' approval, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval.  The Order permits the Advisor, subject to the approval of the Board of Trustees, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Advisor and the Trustees believe such action will benefit the Fund and its shareholders

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2015, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.